January 8, 2007

                                                           File Number:333-87233
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933

                             Pioneer Research Fund
             Supplement to the May 1, 2006 Class A, B, C Shares and
                           Class Y Shares Prospectuses


Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of portfolio manager Diego Franzin and a team of equity analysts that coordinate the fundamental research on companies provided by Pioneer's global research department, which and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, senior vice president, head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst.

John Peckham, senior vice president, analyst and U.S. Equity Research Coordinator, is responsible for coverage of placecountry-regionU.S. electric utilities, gas utilities and independent power producers. Prior to joining Pioneer in 2002, Mr. Peckham was a senior manager with Deloitte Consulting's energy industry practice in CityCleveland and placeCityBoston. During his nearly five years with Deloitte Consulting, Mr. Peckham provided strategy and financial advisory services to a wide range of energy and manufacturing industry clients. Bradley T. Galko, vice president and senior analyst, is responsible for coverage of capital goods and industrials. Prior to joining Pioneer in 2001, Mr. Galko spent ten years with Morgan Stanley in their Mergers & Acquisitions, Corporate Strategy and Equity Research departments. Paul Cloonan, vice president and analyst, is responsible for coverage of semiconductor and media sectors. Prior to joining Pioneer in 1997, Mr. Cloonan served as a manager in the Financial Advisory Services Group of Ernst & Young. Kim Galle, vice president and analyst, is responsible for coverage of the retailing industry. Prior to joining Pioneer in 2001, Mr. Galle served as an equity research analyst for Ferris, Baker Watts, Incorporated.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.


                                                                   20329-00-0107
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC